UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2017
ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue
Suite 300
Rye, New York 10580
(Address of principal executive offices) (Zip Code)
(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust ("the Company") was held on May 10, 2017. Shareholders representing 80,473,998 common shares of beneficial interest ("Common Shares"), or 96.22%, of the Common Shares outstanding as of the March 17, 2017 record date, either participated or were represented at the meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares ("Shareholders"). The proposals are described in the Company's definitive proxy statement for the annual meeting previously filed with the Securities and Exchange Commission. The following tables set forth the voting results of the proposals.

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Trustees
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	78,147,140	871,031	94,251	1,361,576
Proposal 1b - Election of Trustee: Douglas Crocker II	67,349,481	11,668,689	94,252	1,361,576
Proposal 1c - Election of Trustee: Lorrence T. Kellar	77,634,203	1,383,449	94,770	1,361,576
Proposal 1d - Election of Trustee: Wendy Luscombe	67,388,578	11,629,741	94,103	1,361,576
Proposal 1e - Election of Trustee: William T. Spitz	77,800,874	1,186,102	125,446	1,361,576
Proposal 1f - Election of Trustee: Lynn Thurber	78,017,448	969,732	125,242	1,361,576
Proposal 1g - Election of Trustee: Lee S. Wielansky	77,353,084	1,664,568	94,770	1,361,576
Proposal 1h - Election of Trustee: C. David Zoba	67,562,864	11,272,560	276,998	1,361,576

	Votes Cast For	Votes Against	Abstentions

Proposal 2 - Ratify BDO USA, LLP as Independent Registered Public Accounting Firm	80,248,552	107,274	118,172

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 3 - Approval, on an Advisory Basis, of the Compensation of Named Executive Officers	76,173,474	2,813,473	125,475	1,361,576

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 4 - Approval of an amendment to the Company's Declaration of Trust to increase the authorized share capital of the Company from 100 million shares of beneficial interest to 200 million shares of beneficial interest	59,846,807	20,505,170	122,021	—

	One-Year	Two-Year	Three-Year	Abstentions	Broker Non-Votes

Proposal 5 - Determination, on an Advisory Basis, as to the frequency of shareholder vote to approve the compensation of the Named Executive Officers	67,416,685	4,755	11,571,899	119,083	1,361,576

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST (Registrant)
Date: May 11, 2017	By: /s/ John Gottfried Name: John Gottfried Title: Sr. Vice President and Chief Financial Officer